=============================================================================

                        FORD CREDIT AUTO RECEIVABLES LLC
                                   Transferor


                            FORD MOTOR CREDIT COMPANY
                                 Master Servicer

                                       and

                            THE CHASE MANHATTAN BANK
                                     Trustee

                     ---------------------------------------

                              SERIES (_) SUPPLEMENT
                                 Dated as of (_)
                                       to

                         POOLING AND SERVICING AGREEMENT

                         Dated as of September 30, 1997


                     ---------------------------------------

                                      $ (_)
                      FORD CREDIT AUTO LOAN MASTER TRUST II
                                   SERIES (_)
                          (FLOATING RATE) (FIXED RATE)


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                                TABLE OF CONTENTS
                              -----------------
                                                                         Page
                                                                         ----

                                  ARTICLE I

                   Creation of the Series (_) Certificates

     SECTION 1.01.  Designation . . . . . . . . . . . . . . . . . . . . .   1

                                  ARTICLE II

                                 Definitions

     SECTION 2.01.  Definitions . . . . . . . . . . . . . . . . . . . . .   1


                                 ARTICLE III

                                Servicing Fee

     SECTION 3.01.  Servicing Compensation  . . . . . . . . . . . . . . .  16

                                  ARTICLE IV

                  Rights of Series (_) Certificateholder and
                  Allocation and Application of Collections

     SECTION 4.01.  Allocations . . . . . . . . . . . . . . . . . . . . .  17
     SECTION 4.02.  Monthly Interest  . . . . . . . . . . . . . . . . . .  19
     SECTION 4.03.  Determination of Monthly Principal  . . . . . . . . .  19
     SECTION 4.04.  Establishment of Reserve Fund and
                    Funding Accounts  . . . . . . . . . . . . . . . . . .  19
     SECTION 4.05.  Deficiency Amount . . . . . . . . . . . . . . . . . .  23
     SECTION 4.06.  Application of Investor Non-Principal
                    Collections, Investment Proceeds, Net
                    Trust Swap Receipts and Available
                    Investor Principal Collections  . . . . . . . . . . .  24
     SECTION 4.07.  Distributions to the Series (_)
                    Certificateholder . . . . . . . . . . . . . . . . . .  26
     SECTION 4.08.  Application of Reserve Fund and
                    Available Subordinated Amount . . . . . . . . . . . .  27
     SECTION 4.09.  Investor Charge-Offs  . . . . . . . . . . . . . . . .  30
     SECTION 4.10.  Excess Servicing  . . . . . . . . . . . . . . . . . .  30
     SECTION 4.11.  Excess Principal Collections  . . . . . . . . . . . .  30
     SECTION 4.12.  Asset Composition Event . . . . . . . . . . . . . . .  31
     SECTION 4.13.  Excess Funding Account  . . . . . . . . . . . . . . .  31

                                  ARTICLE V

                       Distributions and Reports to the
                         Series (_) Certificateholder

     SECTION 5.01.  Distributions . . . . . . . . . . . . . . . . . . . .  34
     SECTION 5.02.  Reports and Statements to Series (_)
                    Certificateholder; Other Reports  . . . . . . . . . .  34
     SECTION 5.03.  (Determination of Three-Month LIBOR)  . . . . . . . .  35
     SECTION 5.04.  (Determination of One-Month LIBOR)  . . . . . . . . .  36

                                  ARTICLE VI

                         The Series (_) Certificates

     SECTION 6.01.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                                 ARTICLE VII

                             Amortization Events

     SECTION 7.01.  Additional Amortization Events  . . . . . . . . . . .  37

                                 ARTICLE VIII

                             Optional Repurchase

     SECTION 8.01.  Optional Repurchase . . . . . . . . . . . . . . . . .  39

                                  ARTICLE IX

                             Final Distributions

     SECTION 9.01.  Sale  of  Certificateholders' Interest  Pursuant  to
                    Section   2.03  of   the  Agreement;   Distributions
                    Pursuant to Section 8.01 of the Series Supplement or
                    Section 2.03 or 12.02(c) of the Agreement . . . . . .  39

                                  ARTICLE X

                           Miscellaneous Provisions

     SECTION 10.01. Execution and Delivery of the Interest
                    Rate Swap . . . . . . . . . . . . . . . . . . . . . .  40
     SECTION 10.02. Ratification of Agreement . . . . . . . . . . . . . .  40
     SECTION 10.03. Counterparts  . . . . . . . . . . . . . . . . . . . .  40
     SECTION 10.04. Governing Law . . . . . . . . . . . . . . . . . . . .  41


                                   EXHIBITS

     Exhibit A-1    Form of Temporary Global Certificate
     Exhibit A-2    Form of Permanent Global Certificate
     Exhibit A-3    Form of Definitive Bearer Certificate
     Exhibit B-1    Form of Distribution Date Statement for the Trustee
     Exhibit B-2    Form  of Distribution  Date Statement  for  Persons other
                    than the Trustee
     Exhibit C      Form of Coupon
     Exhibit D      Form of Interest Rate Swap

     Schedule 1     List of Series (_) Accounts


          SERIES (_) SUPPLEMENT dated as of (_) (the "Series Supplement"), among FORD CREDIT AUTO RECEIVABLES LLC, a Delaware limited liability company, as Transferor, FORD MOTOR CREDIT COMPANY, a Delaware corporation, as Master Servicer, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee.

          Pursuant to Section 6.03 of the Pooling and Servicing Agreement dated as of September 30, 1997 (as amended and supplemented, the
                -------------
"Agreement"), among the Transferor, the Master Servicer and the Trustee, the Transferor may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                  ARTICLE I

                   Creation of the Series (_) Certificates
                  ---------------------------------------

          SECTION 1.01.  Designation.  (a)  There is hereby created a Series
                         -----------
of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Series (_) (Floating Rate) (Fixed Rate) Auto Loan Asset Backed Certificates".

          (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                                  ARTICLE II

                                 Definitions
                                 -----------

          SECTION 2.01.  Definitions.   (a)   Whenever  used  in  this Series
                         -----------
Supplement the following words and phrases shall have the following meanings. All other capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

          "Accumulation Period"  shall  mean,  unless  an  Early Amortization
           -------------------
Event shall have occurred prior thereto (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) of the definition thereof), the period commencing on the Accumulation Period Commencement Date and ending upon the first to occur of (a) the commencement of an Early Amortization Period or (b) the Expected Final Payment Date.

          "Accumulation Period Commencement Date"  shall mean  the date which
           -------------------------------------
is, with respect to an Accumulation Period Length of (i) one calendar month, the first day of the (_____) Collection Period, (ii) two calendar months, the first day of the (_____) Collection Period, (iii) three calendar months, the first day of the (_____) Collection Period, (iv) four calendar months, the first day of the (_____) Collection Period and (v) five calendar months, the first day of the (_____) Collection Period; provided, however, that the
                                            --------  -------
Accumulation Period Commencement Date shall be (x) (______) if, prior to such date, any other outstanding Series of Investor Certificates shall have entered into an early amortization period or (y) in the case of an Accumulation Period Length of less than five months, the earlier of (A) the date an early amortization period has commenced with respect to any other outstanding Series of Investor Certificates and (B) the Accumulation Period Commencement Date as determined above.

          "Accumulation   Period   Determination   Date"   shall   mean   the
           --------------------------------------------
Distribution Date designated by the Master Servicer, but no earlier then the Distribution Date occurring in (_____).

          "Accumulation Period Length"  shall  mean,  as  determined  by  the
           --------------------------
Master Servicer on the Accumulation Period Determination Date, a period of not less than one calendar month nor more than five calendar months, equal to the product (rounded upwards to the nearest whole number) of (i) five (or such lesser number as may be determined by the Master Servicer to be appropriate in light of the current payment information regarding the Receivables) multiplied by (ii) a fraction, the numerator of which is the Invested Amount as of such Accumulation Period Determination Date (after giving effect to all changes therein on such date) and the denominator of which is equal to the sum of such Invested Amount and the Outstanding Series Invested Amount as of such Accumulation Period Determination Date (after giving effect to all changes therein on such date).

          "Additional  Early  Amortization  Event"  shall  have  the  meaning
           --------------------------------------
specified in Section 7.01.

          "Additional Interest" shall have  the meaning specified  in Section
           -------------------
4.02(a).

          ("Adjustment  Date"  shall  mean  the  second  LIBOR  Business  Day
            ----------------
preceding each Quarterly Payment Date, Special Payment Date or Distribution Date, as applicable.)

          "Aggregate Available Subordinated Amount" shall mean the sum of the
           ---------------------------------------
Available Subordinated Amount and the Swap Available Subordinated Amount.

          "Allocable Miscellaneous Payments" shall mean,  with respect to any
           --------------------------------
Distribution Date, the product of (a) the Series (_) Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

          "Asset Composition Event"  shall  have  the  meaning  specified  in
           -----------------------
Section 4.12.

          "Asset Correction Amount"  shall  have  the  meaning  specified  in
           -----------------------
Section 4.12.

          "Available Investor Principal Collections" shall mean, with respect
           ----------------------------------------
to any Distribution Date, the sum of (a) an amount equal to Investor Principal Collections for such Distribution Date, (b) Allocable Miscellaneous Payments with respect to such Distribution Date, (c) Series (_) Excess
Principal Collections on deposit in the Collection Account for such Distribution Date and (d) on the Termination Date, any funds in the Reserve Fund after giving effect to Section 4.08.

          "Available Transferor's Collections" shall  mean,  with  respect to
           ----------------------------------
any Deposit  Date, the  sum of (a)  the Available  Transferor's Non-Principal
Collections for such Deposit Date and (b) the Available Transferor's Principal Collections for such Deposit Date; provided, however, that the
                                             --------  -------
Available Transferor's Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero on the Determination Date immediately following the end of such Collection Period.

          "Available Transferor's Non-Principal Collections" shall mean, with
           ------------------------------------------------
respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Transferor's Percentage for the related Collection Period over (ii) the Excess Transferor's Percentage for such Collection Period by (b) Non-Principal Collections for such Deposit Date.

          "Available  Transferor's Principal Collections"  shall  mean,  with
           ---------------------------------------------
respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Transferor's Percentage for the related Collection Period over (ii) the Excess Transferor's Percentage for such Collection Period by (b) Principal Collections for such Deposit Date.

          "Available Subordinated Amount" for the  first  Determination  Date
           -----------------------------
shall mean an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to the sum of

          (i) the lesser of (x) the Available Subordinated Amount for the preceding Determination Date, minus (A) the Required Subordination Draw
                                   -----
     Amount with respect to the preceding Distribution Date to the extent provided in Section 4.08, minus (B) withdrawals from the Reserve Fund
                               -----
     pursuant to Section 4.08 on the preceding Distribution Date to make distributions pursuant to Section 4.06(a)(iv) (but excluding any other withdrawals from the Reserve Fund), plus (C) the portion of Excess
                                           ----
     Servicing for such preceding Distribution Date distributed to the Transferor pursuant to Section 4.10(c), minus (D) the Incremental
                                                 -----
     Subordinated Amount  for such preceding Determination Date, plus (E) the
                                                                 ----
     Incremental  Subordinated Amount for the current  Determination Date and
     (y) the Required Subordinated Amount;

          plus  (ii)  the Subordinated Percentage of funds withdrawn from the
          ----
     Excess Funding Account since the prior Distribution Date and to be withdrawn from the Excess Funding Account up to and including the succeeding Distribution Date and paid to the Transferor or allocated to one or more Series;

          minus  (iii)  the Subordinated Percentage of funds deposited in the
          -----
     Excess Funding Account since the prior Distribution Date and to be deposited into the Excess Funding Account up to and including the succeeding Distribution Date; and

          plus  (iv) the amount  of any optional  increase in  the  Available
          ----
     Subordinated Amount exercised by FCAR pursuant to Section 4.08(f) hereto;

provided,  however,   that  once   the  Accumulation   Period  or  any  Early
--------   -------
Amortization Period (other than an Early Amortization Period (as defined in the Agreement) which has ended as described in clause (c) of the definition thereof) shall have commenced, the Required Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such Accumulation Period or Early Amortization Period.

          "Bearer Certificates"  shall have  the meaning specified in Section
           -------------------
6.01.

          ("Calculation  Agent"   shall  mean   the  Trustee  or   any  other
            ------------------
Calculation Agent selected by the Transferor which is reasonably acceptable to the Trustee.)

          "Certificateholder's Monthly Servicing Fee"  shall have the meaning
           -----------------------------------------
specified in Section 3.01.

          "Certificate Rate"  shall mean (__)%  with  respect  to  the  first
           ----------------
Interest Period and for any subsequent Interest Period, (Three-Month LIBOR determined on the related Adjustment Date plus (__) basis points (0.(_)%));
                                            ----
provided,  however,  for  any   Interest  Period  occurring  after  an  Early
--------   -------
Amortization Event and prior to the recommencement, if any, of the Revolving Period, the Certificate Interest Rate will be (One-Month LIBOR determined on the related Adjustment Date plus (_) basis points (0.(_)%)).

          "Closing Date" shall mean (__________).
           ------------

          "Controlled Amortization Amount"  shall mean the  quotient obtained
           ------------------------------
obtained by dividing the Invested Amount as of the Accumulation Period Determination Date (after giving effect to any changes therein on such date) by the Accumulation Period Length.

          "Controlled Distribution Amount"  shall mean,  for any Distribution
           ------------------------------
Date with respect to the Accumulation Period, the excess, if any, of (i) the product of the Controlled Amortization Amount and the number of Distribution Dates with respect to the Accumulation Period through and including such Distribution Date over (ii) the sum of amounts on deposit in the Excess Funding Account and the Principal Funding Account, in each case before giving effect to any withdrawals from or deposits to such accounts on such Distribution Date.

          "Coupons" shall have the meaning specified in Section 6.01.
           -------

          "Custodian" shall mean (______).
           ---------

          "Deficiency Amount"  shall have  the  meaning specified  in Section
           -----------------
4.05.

          "Early Amortization Event"  shall mean any Early Amortization Event
           ------------------------
specified in Section 9.01 of the Agreement, together with any Additional Early Amortization Event specified in Section 7.01 of this Series Supplement.

          "Early Amortization Period" shall mean an Early Amortization Period
           -------------------------
with respect to Series (_).

          "Excess Principal Collections"  shall mean the amounts equal to the
           ----------------------------
balances referred to as such in Sections 4.06(b)(ii) and 4.06(c)(ii).

          "Excess  Reserve   Fund  Required  Amount"   shall  mean,  for  any
           ----------------------------------------
Distribution Date with respect to an Early Amortization Period, an amount equal to the greater of (a) (_)% of the initial principal balance of the
Series (_) Certificates and (b) the excess of (i) the sum of (x) the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) and (y) (A) a percentage equal to the excess of the Required Participation Percentage over 100%, multiplied by (B) the outstanding principal balance of the Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) over (ii) the Transferor's Interest on such Distribution Date (after giving effect to changes therein on such Distribution Date); provided that the
                                                          --------  ----
Excess Reserve Fund Required Amount shall not exceed such Available Subordinated Amount.

          "Excess Transferor's Percentage"  shall mean,  with respect  to any
           ------------------------------
Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-
                                       -----
Principal Receivables and Defaulted Receivables, the sum of (i) the Floating Allocation Percentage with respect to such Collection Period and the sum of the floating allocation percentages for all other outstanding Series of Investor Certificates for such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the Aggregate Available Subordinated Amount as of the Determination Date occurring in such Collection Period and the sum of the aggregate available subordinated amounts for all other outstanding Series of Investor Certificates as of such Determination Date (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period or (b) 100% minus, when used with respect to Principal
                                -----
Receivables, the sum of (i) the floating allocation percentages for all outstanding Series that are in their revolving periods with respect to such Collection Period and the sum of the principal allocation percentages for all outstanding Series of Investor Certificates that are not in their revolving periods with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the Aggregate Available Subordinated Amount as of the Determination Date Occurring in such Collection Period and the sum of the aggregate available subordinate amounts for all other Series of Investor Certificates as of such Determination Date (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the Pool Balance as of the last day of such immediately preceding Collection Period.

          "Excess Servicing"  shall  mean,  with  respect to any Distribution
           ----------------
Date, the amount, if any, specified pursuant to Section 4.06(a)(v) with respect to such Distribution Date.

          "Exchange Date"  shall mean the  date no earlier than 40 days after
           -------------
the later of the commencement of the offering of the Certificates (as determined by the Lead Manager) and the Closing Date.

          "Expected Final Payment Date"  shall mean the (______) Distribution
           ---------------------------
Date.

          "Floating Allocation Percentage"  shall  mean,  with respect to any
           ------------------------------
Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period (after giving effect to the reinvestment to occur on the next succeeding Distribution Date) and the denominator of which is the Pool Balance as of such last day; provided, however, that, with respect to the first Collection Period, the
--------  -------
Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the Pool Balance on the Cut-Off Date.

          "Incremental Subordinated Amount"  shall mean,  with respect to any
           -------------------------------
Determination Date, the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Invested Amount on the last day of the immediately preceding Collection Period (or with respect to the first Determination Date, the Invested Amount on the Closing Date) and the Available Subordinated Amount for such Determination Date (calculated without subtracting or adding the Incremental Subordinated Amount for such Distribution Date as described in clause (D) or (E), respectively, of the definition thereof and without adding the Incremental Subordinated Amount in the definition of Required Subordinated Amount as used in the definition of Available Subordinated Amount) (or with respect to the first Determination Date, the product of the Invested Amount on the Closing Date and the Subordinated Percentage) and the denominator of which is the Pool Balance on such last day by (b) the Trust Incremental Subordinated Amount.

          "Initial Cut-Off Date" shall mean (_).
           --------------------

          "Initial  Invested Amount"  shall mean the initial principal amount
           ------------------------
of the Series (__) Certificates, which is $(____), plus (a) the amount of any
                                                   ----
withdrawals from the Excess Funding Account pursuant to Section 4.13(b) in connection with an increase in the Pool Balance, minus (b) the amount of any
                                                 -----
additions to the Excess Funding Account pursuant to Section 4.06(b)(i) in connection with a reduction in the Pool Balance.

          "Initial Principal Amount" shall mean $(_).
           ------------------------

          "Initial Swap Subordinated Amount" shall mean $(_).
           --------------------------------

          "Interest  Period"  shall mean,  with respect  to any  Distribution
           ----------------
Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Interest Rate Swap"  shall mean the interest rate  swap agreement,
           ------------------
the form of which is attached hereto as Exhibit D, dated as of (_______), between the Swap Counterparty and the Trust in connection with Series (_).

          "Interest Shortfall"  shall have  the meaning specified  in Section
           ------------------
4.02.

          "Invested Amount"  shall mean,  when used with respect to any date,
           ---------------
an amount  equal to  (a)  the  Initial  Invested Amount minus (b) the amount,
                                                        -----
without duplication, of principal payments (except principal payments made from the Excess Funding Account and any transfers from the Excess Funding Account to the Principal Funding Account) made to Series (_) Certificate-holder or deposited to the Principal Funding Account prior to such date minus
                                                                        -----
(c) the excess, if any, of the aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed pursuant to Section 4.08 prior to such date. In addition, for purposes of the definition of "Early Amortization Period", the Invested Amount shall be an amount equal to the outstanding principal amount of the Certificates.

          "Investment Proceeds" shall mean, with respect to any Determination
           -------------------
Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series (_) Accounts, together with an amount equal to the Series (_) Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the Agreement.

          "Investor Charge-Offs"  shall have the meaning specified in Section
           --------------------
4.09.

          "Investor  Default  Amount"   shall  mean,   with  respect  to  any
           -------------------------
Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for the related Collection Period.

          "Investor Non-Principal Collections"  shall mean,  with  respect to
           ----------------------------------
any Distribution Date, an amount equal to the product of (i) the Floating Allocation Percentage for the related Collection Period and (ii) Non-Principal Collections deposited in the Collection Account for the related Collection Period.

          "Investor  Principal  Collections"  shall  mean,  with  respect  to
           --------------------------------
any Distribution Date, the sum of (a) the product of (i) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or an Early Amortization Period, for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period), and (ii) Principal Collections deposited in the Collection Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period) and (b) the amount, if any, of Collections of Non-
Principal Receivables, Excess Servicing and Available Transferor's Collections to be distributed pursuant to Section 4.06(a)(iv), 4.08(b) (to the extent Section 4.08(b) relates to a shortfall in distributions pursuant to Section 4.06(a)(iv)) or 4.10(a) on such Distribution Date; provided that
                                                                -------- ----
in the case of clause (a), if for any Distribution Date the sum of the Floating Allocation Percentage (if the Revolving Period is in effect), the Principal Allocation Percentage (if the Early Amortization Period or the Accumulation Period is in effect), the floating allocation percentage for all other outstanding Series of Investor Certificates in their revolving period and the principal allocation percentage for all other outstanding Series of Investor Certificates in their early amortization or accumulation period exceeds 100%, then Principal Collections shall be allocated among such Series (including Series (_)) pro rata on the basis of such floating allocation percentages and principal allocation percentages.

          ("LIBOR Business Day" shall mean any business day on which dealings
            ------------------
in deposits in United States dollars are transacted in the London, England or Frankfurt, Germany interbank market.)

          "Monthly  Interest"  shall have  the meaning  specified  in Section
           -----------------
4.02.

          "Monthly Payment Rate"  shall mean,  for any Collection Period, the
           --------------------
percentage  derived  from   dividing  the  Principal  Collections   for  such
Collection  Period by  the average  daily  Pool Balance  for such  Collection
Period.

          "Monthly Principal"  shall have the  meaning  specified  in Section
           -----------------
4.03.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Net Trust Swap Payment" shall mean, for any Collection Period, the
           ----------------------
monthly obligation, if any, of the Trust to the Swap Counterparty pursuant to the Interest Rate Swap to the extent that such monthly obligation exceeds the obligation of the Swap Counterparty to the Trust pursuant to the Interest Rate Swap for such Collection Period.

          "Net Trust Swap Receipt" shall mean, for any Collection Period, the
           ----------------------
amount of the monthly obligation, if any, of the Swap Counterparty to the Trust pursuant to the Interest Rate Swap to the extent that such monthly obligation exceeds the monthly obligation of the Trust to the Swap Counterparty pursuant to the Interest Rate Swap for such Collection Period and, following the termination of the Interest Rate Swap in accordance with its terms, the net amount of any such obligation that would have benefitted the Trust in the absence of such a termination shall be paid by applying Collections allocated to the Swap Available Subordinated Amount.

          "Notes"  shall mean,  the Series  (___) Asset Backed  Floating Rate
           -----
Notes due (____) issued by (_____).

          ("One-Month LIBOR"  shall mean,  with respect  to any  Distribution
            ---------------
Date, the offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the related Adjustment Date which appears on the Reuters Screen LIBO Page as of approximately 11:00 A.M., London time, on such date of calculation. If at least two such offered rates appear on the Reuters Screen LIBO Page, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of such offered rates. If fewer than two such quotations appear, One-Month LIBOR with respect to such Interest Period will be determined at approximately 11:00 A.M., London time, on such Adjustment Date on the basis of the rate at which time, on such Adjustment Date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, One-Month LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 A.M., New York City time, on such Adjustment Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the
                                            --------  -------
banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable period will be One-Month LIBOR in effect for the previous period.)

          "Outstanding  Series  Invested  Amount"  shall  mean  the aggregate
           -------------------------------------
"Invested Amounts", as defined in the applicable Supplement, with respect to any other outstanding Series of Investor Certificates for which the revolving period for such other outstanding Series of Investor Certificates is not scheduled to end before the last day of the (_______) Collection Period.

          "Paying Agent"  shall mean  each paying  agent outside  the  United
           ------------
States as specified by time to time by the Transferor.

          "Permanent Global Certificate"  shall have the meaning specified in
           ----------------------------
Section 6.01.


          "Pool Factor"  shall mean,  with respect to any Determination Date,
           -----------
a number carried out to eleven decimals representing the ratio of the Invested Amount as of such Determination Date (determined after taking into account any increases or decreases in the Invested Amount which will occur on the following Distribution Date) to the Initial Invested Amount.

          "Principal  Allocation Percentage"  shall  mean,  with  respect  to
           --------------------------------
any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period; provided, however, that with respect to that portion of
                    --------  -------
any Collection Period that falls after the date on which any Early Amortization Event occurs (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) thereof), the Principal Allocation Percentage shall be reset using the Pool Balance as of the close of business on the date on which such Early Amortization Event shall have occurred and Principal Collections shall be allocated for such portion of such Collection Period using such reset Principal Allocation Percentage.

          "Quarterly Payment Date" shall mean the (_)th day of each (_), (_),
           ----------------------
(_) and (_) (or, if any such day is not a business day, the next succeeding business day), commencing in (____).

          "Rating Agency"  shall  mean,  with  respect  to  the  Series (___)
           ------ ------
Certificates,  each of  Moody's  Investors  Service  Limited and  Standard  &
Poor's.

          "Rating Agency Condition"  shall mean,  with respect to  the Series
           -----------------------
(_) Certificates and any action, that each Rating Agency shall have notified the Transferor, the Master Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the Notes (which are secured by the Series (_) Certificates).

          "Reassignment Amount" shall mean, with respect to any  Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, (ii) accrued and unpaid interest on the unpaid principal balance of the Series (_) Certificates (calculated on the basis of the outstanding principal balance of the Series (_) Certificates at the Certificate Rate through the day preceding such Distribution Date), and (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series (_) Certificateholder on a prior Distribution Date.

          "Required Participation Percentage"  shall  mean,  with  respect to
           ---------------------------------
Series (_), (_)%;  provided, however,  that the Transferor may, upon 10 days'
                   --------  -------
prior notice to the Trustee, each Rating Agency and any Enhancement Provider, reduce the Required Participation Percentage to a percentage which shall not be less than 100%, provided that the Rating Agency Condition shall have been satisfied with respect to such reduction.

          "Required Subordinated Amount"  shall  mean,  as  of  any  date  of
           ----------------------------
determination, the sum of (a) the product of (i) the Subordinated Percentage and (ii) the Invested Amount on such date and (b) the Incremental Subordinated Amount.

          "Required  Subordination  Draw  Amount"  shall  have   the  meaning
           -------------------------------------
specified in Section 4.05.

          "Reserve Fund" shall have the meaning specified in Section 4.04.
           ------------

          "Reserve Fund Deposit Amount"  shall  mean,  with  respect  to  any
           ---------------------------
Distribution Date, the amount, if any, by which (i) the Reserve Fund Required Amount for such Distribution Date exceeds (ii) the amount of funds in the Reserve Fund after giving effect to any withdrawals therefrom on such Distribution Date.

          "Reserve Fund Required Amount"  shall  mean,  with  respect  to any
           ----------------------------
Distribution Date, an amount equal to the product of (a) (_)% and (b) the outstanding principal balance of the Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date).

          ("Reuters Screen LIBO Page"  shall mean the  display designated  as
            ------------------------
page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that Service for the purpose of displaying London interbank offered rates of major banks).)

          "Revolving Period"  shall mean the period beginning at the close of
           ----------------
business on the Business Day immediately preceding the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the Accumulation Period Commencement Date, and (b) the close of business on the day an Early Amortization Period commences; provided,
                                                                    --------
however, that,  if any Early Amortization Period  ends as described in clause
-------
(c) of the definition thereof, the Revolving Period will recommence as of the close of business on the day such Early Amortization Period ends.

          "Second Exchange Date"  shall have the meaning set forth in Section
           --------------------
6.01.

          "Semi-annual Payment Date" shall mean the (_)th day of each (_) and
           ------------------------
(_) (or, if any such day is not a business day, the next succeeding business day), commencing in (____).

          "Series Cut-Off Date" shall mean (_).
           -------------------

          "Series (_)"  shall mean the Series  of Investor Certificates,  the
           ----------
terms of which are specified in this Series Supplement.

          "Series (_) Accounts"  shall have the meaning specified  in Section
           -------------------
4.04(e)(i).

          "Series (___) Allocation Percentage"  for a Collection Period shall
           ----------------------------------
mean the percentage derived from the fraction the numerator of which is the Invested Amount on the last Business Day preceding such Collection Period and the denominator of which is the Trust Invested Amount on the last Business Day preceding such Collection Period.

          "Series (_) Certificateholder"  shall mean (_______), the Holder of
           ----------------------------
the Series (_) Certificates.

          "Series (_) Certificateholder's Interest"  shall mean that  portion
           ---------------------------------------
of the Certificateholders' Interest evidenced by the Series (_) Certificates.

          "Series (_) Certificates"  shall mean  any one  of the certificates
           -----------------------
executed by the  Transferor and authenticated by the   Trustee, substantially
in the forms of Exhibit A-1, Exhibit A-2  and Exhibit A-3, as applicable.

          "Series (__) Excess Principal Collections"  shall mean that portion
           ----------------------------------------
of Excess Principal  Collections allocated to Series (_)  pursuant to Section
4.11.

          "Series (_) Principal Shortfall"  shall have the  meaning specified
           ------------------------------
in Section 4.11.

          "Servicing Fee Rate" shall mean, with respect to Series (__), (__)%
           ------------------
or, for any Distribution Date in respect of which the Monthly Servicing Fee has been waived, 0%.

          "Special Payment Date"  shall  mean  each  Distribution  Date  with
           --------------------
respect to any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) of the definition thereof in the Agreement).

          "Subordinated Percentage"  shall mean the percentage  equivalent of
           -----------------------
a fraction, the numerator of which is (_)% and the denominator of which is the excess of 100% over (_)%.

          "Swap Available Subordinated Amount" shall mean (a) with respect to
           ----------------------------------
the first Determination Date, the Initial Swap Subordinated Amount, and (b) with respect to each subsequent Determination Date, the lesser of (i) the Initial Swap Subordinated Amount and (ii) the Swap Available Subordinated Amount for the immediately preceding Determination Date minus the aggregate
                                                          -----
amount, if any, of prior payments of Required Subordination Draw Amounts made from Available Transferor's Collections applied to reduce the Swap Available Subordinated Amount in accordance with Section 4.08(b), plus the amount of
                                                           ----
any  Excess Servicing  available to  be paid  to the  Transferor pursuant  to
Section 4.10 (net of any portion thereof applied to increase the Available Subordinated Amount).

          "Swap Counterparty" shall mean Ford Motor Credit Company.
           -----------------

          ("Telerate Page 3750"  shall mean the display designated as such on
            ------------------
the Dow Jones Telerate Service (or such other page as may replace the page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rate for U.S. dollar deposits).)

          "Temporary Global Certificate"  shall have the meaning specified in
           ----------------------------
Section 6.01.

          "Termination Date" shall mean the (_______) Distribution Date.
           ----------------

          "Termination Proceeds"  shall mean any Termination proceeds arising
           --------------------
out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series (_).

          ("Three-Month LIBOR"  shall mean the  London interbank offered rate
            -----------------
for three-month United States dollar deposits established by the Calculation Agent on each Adjustment Date pursuant to Section 5.03.)

          "Transferor's  Collections"  shall   mean,  with   respect  to  any
           -------------------------
Collection Period, the sum of (a) the Transferor's Percentage of Non-Principal Collections for the related Collection Period, plus (b) the
                                                                ----
Transferor's Percentage of Principal Collections for the related Collection Period.

          "Transferor's Percentage"  for any Collection Period shall mean (i)
           -----------------------
with respect to Non-Principal Receivables and Defaulted Receivables, 100% minus the aggregate of the floating allocation percentages for each outstanding Series and (ii) with respect to Principal Receivables, 100% minus
                                                                        -----
the sum of (a) the aggregate of the floating allocation percentages for all Series in their revolving periods and (b) the aggregate of the principal allocation percentages for all Series that are not in their revolving periods, but in any case shall not be less than 0%.

          "U.S. Person" shall mean,  a  citizen  or  resident  of  the United
           ------------
States, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (including the States and the District of Columbia), an estate the income of which is subject to United States Federal income taxation regardless of its source and a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

          "Withholding Tax" shall have  the  meaning  set  forth  in  Section
           ---------------
7.01(g).

          (a) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series (_), Standard & Poor's and Moody's. As used in this Series Supplement and in the Agreement with respect to Series (_), "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA, A-1+, AAAm or AAAm-G, as applicable, and (ii) in the case of Moody's, Aaa and P-1, as applicable.

          (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the terms "Enhancement Provider" and
"Beneficiary" shall exclude the Swap Counterparty for purposes of such party's (i) receipt of any notices, Opinions of Counsel, Officer's Certificates, statements or the like and (ii) required consent to the appointment of any Successor Master Servicer.

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                                 ARTICLE III

                                Servicing Fee
                                -------------

          SECTION 3.01.  Servicing Compensation.   The monthly  servicing fee
                         ----------------------
(the "Monthly Servicing Fee") shall be payable to the Master Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the first Distribution
Date following the Series (_) Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Series (_) Allocation Percentage of the Pool Balance as of the last day of the second Collection Period preceding such Distribution Date (or with respect to the first Distribution Date, as of the Series Cut-Off Date). The share of the Servicing Fee allocable to the Series (_) Certificateholder with respect to any Distribution Date (the "Certificateholder's Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date; provided, however, that with respect to the
                                  --------  -------
first Distribution Date, the Certificateholder's Monthly Servicing Fee shall be equal to $(_). The remainder of the Monthly Servicing Fee shall be paid by the Transferor and in no event shall the Trust, the Trustee or the Series
(_) Certificateholder be liable for the share of the Monthly Servicing Fee to be paid by the Transferor; and the remainder of the Servicing Fee shall be paid by the Transferor and the Investor Certificateholders of other Series and the Series (_) Certificateholder shall in no event be liable for the share of the Servicing Fee to be paid by the Transferor or the Investor Certificateholders of other Series. The Certificateholder's Monthly Servicing Fee shall be payable to the Master Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

          The Master Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee for any Distribution Date by notice to the Trustee on or before the related Determination Date; provided that the Master
                                                     -------- ----
Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Distribution Date to pay the Certificateholder's Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Master Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Certificateholder's Monthly Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; provided, however, that such Certificateholder's Monthly Servicing
           --------  -------
Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.10(b); provided, further that,
                                                      --------  -------
to the extent any such waived Certificateholder's Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Transferor shall be paid by the Transferor to the Master Servicer.

                                  ARTICLE IV

                  Rights of Series (_) Certificateholder and
                  ------------------------------------------
                  Allocation and Application of Collections
                  -----------------------------------------

          SECTION 4.01.   Allocations.   Payments  to  the  Transferor.   (a)
                          -----------
(a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts, as they relate to Series (_), shall be allocated and distributed as set forth in this Article.

          (b) The Master Servicer shall instruct the Trustee to withdraw from the Collection Account and pay to the Transferor on the dates set forth below the following amounts:

               (i)  on each Deposit Date:

                    (A) an amount equal to the Excess Transferor's Percentage for the related Collection Period of Non-Principal Collections deposited in the Collection Account for such Deposit Date; and

                    (B) an amount equal to the Excess Transferor's Percentage for the related Collection Period of Principal Collections deposited in the Collection Account for such Deposit Date, if the Transferor's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Aggregate Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); and

              (ii)  on each Deposit Date with respect to the Revolving Period or the revolving period for any other Series of Investor Certificates, an amount equal to the Available Transferor's Principal Collections for such Deposit Date, if the Transferor's Participation Amount (determined after giving effect to any
          Principal  Receivables transferred  to the  Trust  on such  Deposit
          Date) exceeds the Trust Aggregate Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawal, and deposits to be made on the Distribution Date immediately following such Deposit
          Date);  provided,  however, that  Available  Transferor's Principal
                  --------  -------
          Collections shall be paid to the Transferor with respect to any Collection Period only after an amount equal to the sum of (A) the Deficiency Amount, if any, relating to the immediately preceding Collection Period and (B) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on such Distribution Date), has been deposited in the Collection Account from such Available Transferor's Principal Collections.

          The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Certificateholders' Interest pursuant to
Section 2.03 of the Agreement, payment of the purchase price for the Series (_____) Certificateholder's Interest pursuant to Section 8.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 12.02 of the Agreement.

          (c) The Master Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit into the Reserve Fund on Deposit Dates with respect to the Revolving Period Available Transferor's Principal Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to Section 4.01(b)(ii)(B).

          SECTION 4.02.   Monthly Interest.   The amount of  monthly interest
                          ----------------
("Monthly Interest") with respect to the Series (_) Certificates on any Distribution Date shall be an amount equal to (a) (the actual number of days in the related Interest Period divided by 360 multiplied by) (one-twelfth multiplied by) (b) the product of (i) the Certificate Rate and (ii) the outstanding principal balance of the Series (_) Certificates as of the close of business on the day immediately preceding the Distribution Date.

          On the Determination Date preceding each Distribution Date, the Master Servicer shall determine the excess, if any (the "Interest Shortfall"), of (x) the aggregate Monthly Interest for the Interest Period applicable to such Distribution Date over (y) the amount which will be available to be deposited in the Interest Funding Account on such Distribution Date in respect thereof pursuant to this Series Supplement. If, on any (Quarterly) (Semi-annual) Payment Date or any Special Payment Date, an amount covering any Interest Shortfall for any prior Distribution Date shall not have been deposited into the Interest Funding Account pursuant to Section 4.06(a)(i), then an additional amount ("Additional Interest") equal to (a) (the actual number of days in the related Interest Period divided by 360 multiplied by) (one-twelfth multiplied by) (b) the product of (i) the Certificate Rate plus two percentage points and (ii) such Interest Shortfall
                 ----
(or the portion thereof which has not been paid or deposited in the Interest Funding Account) shall be payable as provided herein with respect to the Series (_) Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Interest Shortfall is paid or deposited in the Interest Funding Account. Notwithstanding anything to the contrary herein, Additional Interest shall be payable to the Interest Funding Account or distributed to Series (_) Certificateholder only to the extent permitted by applicable law.

          SECTION 4.03.   Determination of Monthly Principal.   The amount of
                          ----------------------------------
monthly principal ("Monthly Principal") distributable with respect to the Series (_) Certificates on each Distribution Date with respect to an Early Amortization Period and the Accumulation Period shall be equal to the Available Investor Principal Collections with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to the
      --------  -------
Accumulation Period, Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided, further that
                                                       --------  -------
Monthly Principal shall not exceed the outstanding principal balance of the Series (_) Certificates.

          SECTION 4.04.   Establishment of Reserve Fund and Funding Accounts.
                          --------------------------------------------------
(a)(i) The Master Servicer, for the benefit of the Series (_) Certificateholder, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Reserve Fund") which shall be identified as the "Reserve Fund for the Ford Credit Auto Loan Master Trust II, Series (_)" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series (_) Certificateholder.

         (ii) At the direction of the Master Servicer, funds on deposit in the Reserve Fund shall be invested by the Trustee in Eligible Investments selected by the Master Servicer that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held by the Trustee for the benefit of the Series (_) Certificateholder. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in
Section 4.06(a) of this Series Supplement. Funds deposited in the Reserve Fund on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (b)(i) The Master Servicer, for the benefit of the Series (_) Certificateholder, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Interest Funding Account"), which shall be identified as the "Interest Funding Account for the Ford Credit Auto Loan Master Trust II, Series (_)" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series (_) Certificateholder.

           (ii) At the direction of the Master Servicer, funds on deposit in the Interest Funding Account shall be invested by the Trustee in Eligible Investments selected by the Master Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series (_) Certificateholder. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Account shall be applied as set forth in
Section 4.06(a) of this Series Supplement. Funds deposited in the Interest Funding Account on any Distribution Date (which are not distributed to Certificateholders pursuant to Section 4.07 on such Distribution Date) shall be invested at the direction of the Master Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day preceding the next following Distribution Date or, if an Early Amortization Event shall have occurred, the next following Special Payment Date. Funds deposited in the Interest Funding Account on a Business Day (which immediately precedes a (Quarterly) (Semi-annual) Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (c)(i) The Master Servicer, for the benefit of the Series (_) Certificateholder, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), which shall be identified as the "Principal Funding Account for Ford Credit Auto Loan Master Trust II, Series (_)" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series (_) Certificateholder.

           (ii) At the direction of the Master Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Master Servicer; provided that (unless otherwise
                                              -------- ----
agreed to by the Rating Agencies) such investments bear interest at a rate based on LIBOR, payable on a monthly basis with the interest rate thereon reset monthly. All such Eligible Investments shall be held by the Trustee for the benefit of the Series (_) Certificateholder. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be applied as set forth in Section 4.06(a) of this Series Supplement. Funds on deposit in the Principal Funding Account shall be invested at the direction of the Master Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Distribution Date or, if an Early Amortization Event shall have occurred, the next Special Payment Date; provided, however,
                                                          --------   -------
Eligible Investments may mature so that funds will be available on the following Distribution Date or Special Payment Date, as applicable, upon notice from the Master Servicer to each Rating Agency and written confirmation from Moody's to the Master Servicer that such change would not result in a change in its rating on the Certificates. Funds deposited in the Principal Funding Account on a Business Day (which immediately precedes the Expected Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (d)(i) The Master Servicer, for the benefit of the Series (_) Certificateholder, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Excess Funding Account"), which shall be identified as the "Excess Funding Account for Ford Credit Auto Loan Master Trust II, Series (_)" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series (_) Certificateholder.

           (ii) At the direction of the Master Servicer, funds on deposit in the Excess Funding Account shall be invested by the Trustee in Eligible Investments selected by the Master Servicer; provided that (unless otherwise
                                             -------- ----
agreed to by the Rating Agencies) such investments bear interest at a rate based on LIBOR, payable on a monthly basis with the interest rate thereon reset monthly. All such Eligible Investments shall be held by the Trustee for the benefit of the Series (_) Certificateholder. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be applied as set forth in Section 4.06(a) of this Series Supplement. Funds deposited in the Excess Funding Account on any Distribution Date shall be invested in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Distribution Date; provided that if, pursuant to Section 4.13,
                               --------  ----
deposits to and withdrawals from the Excess Funding Account are being made on a weekly or daily basis, then such Eligible Investments shall mature on each Business Day on a weekly or daily basis, as the case may be; provided, further that such Eligible Investments shall still mature so that funds will
--------  -------
be available on or before the close of business on the Business Day next preceding the following Distribution Date. Funds deposited in the Excess Funding Account on a Business Day (which immediately precedes a Distribution
Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (e)(i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Reserve Fund, the Interest Funding Account, the Principal Funding Account and the Excess Funding Account (collectively, the "Series (_) Accounts") and in all proceeds thereof. The Series (_) Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series (_) Certificateholder. If, at any time, any of the Series (_) Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Master Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series (_) Account meeting the conditions specified in paragraph (a)(i), (b)(i), (c)(i) or (d)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series (_) Account. Neither the Transferor, the Master Servicer nor any person or entity claiming by, through or under the Transferor, the Master Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series (_) Account, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series (_) Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute Series (_) Account is established pursuant to this Section, the Master Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series (_) Account.

           (ii)  Pursuant to the authority granted to  the Master Servicer in
Section 3.01(a) of the Agreement, the Master Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to take withdrawals and payments from the Series (_) Accounts for the purposes of carrying out the Master Servicer's or Trustee's duties hereunder.

          SECTION 4.05.  Deficiency Amount. With respect to each Distribution
                         -----------------
Date, on the related Determination Date, the Master Servicer shall determine the amount (the "Deficiency Amount"), if any, by which

          (a)  the sum of

          (i)  Monthly Interest for such Distribution Date,

         (ii) any Monthly Interest previously due but not deposited in the Interest Funding Account on a prior Distribution Date,

        (iii) Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Interest Funding Account on a prior Distribution Date,

         (iv)  the  Certificateholder's   Monthly  Servicing  Fee   for  such
     Distribution Date,

          (v)  the Investor  Default Amount,  if any,  for such  Distribution
     Date,

         (vi) the Series (_) Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date and,

        (vii) the Net Trust Swap Payment, if any, with respect to such Distribution Date,

          exceeds (b) the sum of
          -------

               (i) Investor Non-Principal Collections for such Distribution Date plus any Investment Proceeds plus the Net Trust Swap Receipt,
               ----                         ----
          if any, with respect to such Distribution Date and

              (ii) the amount of funds in the Reserve Fund which are available pursuant to Section 4.08(a) to cover any portion of the amount, if any, by which the amount of clause (a) exceeds the amount of clause (b)(i).

          The "Required Subordination Draw Amount" shall be the lesser of (x)
               ----------------------------------
the Deficiency Amount and (y) either the Available Subordinated Amount or, in the event of an Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) of the definition thereof), the Aggregate Available Subordinated Amount on the related Determination Date. Following an Early Amortization Event, any Required Subordination Draw Amount shall reduce the Swap Available Subordinated Amount in its entirety before any reduction to the Available Subordinated Amount.

          SECTION 4.06.   Application of  Investor Non-Principal Collections,
                          ---------------------------------------------------
Investment Proceeds, Net Trust Swap Receipts and Available Investor Principal
-----------------------------------------------------------------------------
Collections.   The Master  Servicer  shall  cause  the  Trustee  to make  the
-----------
following distributions on each Distribution Date:

          (a) On each Distribution Date, an amount equal to the sum of Investor Non-Principal Collections, and any Investment Proceeds and payments in respect of Net Trust Swap Receipts, if any, with respect to such Distribution Date will be distributed in the following priority:

          (i)  first,   an  amount   equal  to   Monthly  Interest  for  such
               -----
Distribution Date (net of any Net Trust Swap Receipts not required to be paid on such date), plus any payments in respect of Net Trust Swap Receipts (net
               ----
of any portion thereof included in Monthly Interest), if any, plus the amount
                                                              ----
of any Monthly Interest previously due but not deposited in the Interest Funding Account or distributed to the Series (_) Certificateholder on a prior Distribution Date, plus the amount of any Additional Interest for such
                     ----
Distribution Date and any Additional Interest previously due but not deposited in the Interest Funding Account or distributed to the Series (_) Certificateholder on a prior Distribution Date, shall be deposited to the Interest Funding Account; then, the Net Trust Swap Payment, if any, shall be paid to the Swap Counterparty;

         (ii)  second,  an  amount equal  to the  Certificateholder's Monthly
               ------
Servicing Fee for such Distribution Date shall be distributed to the Master Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

        (iii)  third, an amount equal to  the Reserve Fund Deposit Amount, if
               -----
any, for such Distribution Date shall be deposited in the Reserve Fund;

         (iv)  fourth, an  amount equal  to the  Investor Default  Amount for
               ------
such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date; and

          (v)  fifth,  the balance, if any, shall constitute Excess Servicing
               -----
and shall be allocated and distributed as set forth in Section 4.10.

          (b) On each Distribution Date with respect to the Revolving Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Collection Period shall be applied in the following priority:

          (i)   first,  if (A)  the Pool Balance  at the end of the preceding
                -----
Collection Period is less than the Pool Balance at the end of the second preceding Collection Period and (B) the Pool Balance at the end of the preceding Collection Period is less than the Required Participation Amount for such Distribution Date (calculated before giving effect to any deposits to the Excess Funding Account and any excess funding account for any other Series in their revolving periods to be made on such Distribution Date), then the Master Servicer shall cause to be deposited into the Excess Funding Account an amount which will reduce the Invested Amount such that, together with the deposits to the excess funding accounts (and the resulting reductions in the invested amounts) for other outstanding Series in their revolving periods for such Distribution Date, the Pool Balance is equal to the Required Participation Amount, and

         (ii)  second,  an amount  equal to  the balance  (such balance being
               ------
part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement.

For purposes of determining the amount to be applied pursuant to subparagraph
(i) above, allocations of the amounts to be deposited in the Excess Funding Account and the excess funding account for other outstanding Series shall be made pro rata on the basis of the invested amounts (including the Invested Amount) for such Series.

          If the Master Servicer has elected in respect of a Collection Period to make withdrawals from the Excess Funding Account on a daily or weekly basis pursuant to Section 4.13(b), then deposits into the Excess Funding Account required by this Section 4.06(b) shall be made on each Business Day in such Collection Period (if daily withdrawals and deposits have been elected) or on each Wednesday (or the next succeeding Business Day if such Wednesday is not a Business Day) in such Collection Period (if weekly withdrawals and deposits have been elected). In the case of such election, the Pool Balance referred to in clause (B) above shall be the Pool Balance on the preceding Business Day, in the case of an election to make daily deposits and withdrawals, and on the Monday next preceding the related Wednesday, in the case of an election to make weekly deposits and withdrawals.

          (c) On each Distribution Date with respect to the Accumulation Period or an Early Amortization Period, an amount equal to Available Investor Principal Collections will be distributed in the following priority:

          (i)   first,  an  amount  equal   to  Monthly  Principal  for  such
               -----
Distribution Date shall be deposited by the Master Servicer or the Trustee into the Principal Funding Account; and

         (ii)  second,  for  each  Distribution  Date  with  respect  to  the
               ------
Accumulation Period unless an Early Amortization Event has occurred, after giving effect to the deposit referred to in clause (i) above, an amount equal to the balance (such balance being part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement and Section 4.11 hereof.

          SECTION 4.07.  Distributions  to the Series (__) Certificateholder.
                         ---------------------------------------------------
(a) The Master Servicer shall cause the Trustee to make the following distributions at the following times from the Interest Funding Account, the Principal Funding Account and the Excess Funding Account:

          (i) on each (Quarterly) (Semi-annual) Payment Date and on each Special Payment Date, all amounts on deposit in the Interest Funding Account (other than Investment Proceeds) shall be distributed to the Series (_) Certificateholder to pay accrued interest on the Series (_) Certificates plus any accrued Additional Interest that has not been previously distributed to the Series (_) Certificateholder;

         (ii) on each Special Payment Date and on the Expected Final Payment Date, all amounts on deposit in the Principal Funding Account, the Excess Funding Account and (after giving effect to the application pursuant to Section 4.07(a)(i)) the Interest Funding Account, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Series (_) Certificates over the unreimbursed Investor Charge-Offs, shall be distributed to the Series (_) Certificateholder; and

        (iii) on each Distribution Date following an Asset Composition Event, the Asset Composition Amount will be distributed to Series (_) Certificateholder as set forth in Section 4.12(b) of this Series Supplement.

          (b)  (Reserved)

          (c) The distributions to be made pursuant to this Section 4.07 are subject to the provisions of Sections 2.03, 9.02, 10.01 and 12.02 of the Agreement and Sections 5.01, 9.01 and 9.02 of this Series Supplement.

          SECTION 4.08.   Application   of   Reserve   Fund   and   Available
                          ---------------------------------------------------
Subordinated  Amount.   (a)    If  the  portion   of  Investor  Non-Principal
--------------------
Collections, Investment Proceeds and Net Trust Swap Receipts, if any, allocated to Series (_) Certificateholder on any Distribution Date pursuant to Section 4.06(a) is not sufficient to make the entire distributions required on such Distribution Date by Section 4.06(a)(i), (ii) and (iv), the Master Servicer shall cause the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.06(a)(i), (ii) and (iv); provided,
                                                                    --------
however,  that during  any Early  Amortization Period  (other than  an  Early
-------
Amortization Period which has ended as described in clause (c) of the definition thereof) funds shall not be withdrawn from the Reserve Fund to make distributions otherwise required by Section 4.06(a)(iv) to the extent that, after giving effect to such withdrawal, the amount on deposit in the Reserve Fund shall be less than $1,000,000.

          (b) If there is a Required Subordination Draw Amount for such Distribution Date, the Master Servicer shall, subject to the following paragraph, apply or cause the Trustee to apply the Available Transferor's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make up the shortfall in the distributions required by Sections 4.06(a)(i), (ii) and (iv) that have not been made through the application of funds from the Reserve Fund in accordance with Section 4.08(a). Any such Available Transferor's Collections remaining after the application thereof pursuant to the preceding sentence shall be treated as a portion of Investor Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to Series (_) as described in Section 4.05(a)(vi). The amount of the Available Transferor's Collections applied in accordance with the two preceding sentences shall reduce (i) if an Early Amortization Event shall have occurred, first the Swap Available Subordinated Amount to the extent thereof and then the Available Subordinated Amount, or
(ii) if an Early Amortization Event shall not have occurred, the Available Subordinated Amount as described in clause (i)(x)(A) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Transferor's Collections for such Distribution Date, (i) the Swap Available Subordinated Amount to the extent thereof and then the Available Subordinated Amount or (ii) the Available Subordinated Amount, as the case may be, shall be further reduced by the amount of such excess, but not by more than the sum of (x) the Investor Default Amount and (y) the amount of unpaid Adjustment Payments allocated to Series (_) as described in Section 4.05(a)(vi).

          If for such Distribution Date the sum of the Required Subordination Draw Amount and the aggregate of the required subordination draw amounts for all other Series outstanding exceeds the Available Transferor's Collections on deposit in the Collection Account on such Distribution Date, then such Available Transferor's Collections shall be allocated to such Series (including Series (_)) pro rata on the basis of such required subordination draw amounts (including the Required Subordination Draw Amount).

          (c) After giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.01(c), 4.04, 4.06(a) and 4.08(a) and (d), (i) if the amount in the Reserve Fund is greater than the Reserve Fund Required Amount (or, for any Distribution Date with respect to an Early Amortization Period, the Excess Reserve Fund Required Amount) for such Distribution Date, then the Master Servicer shall cause the Trustee to distribute such excess amount to the Transferor and (ii) if the amount in the Reserve Fund is less than such Reserve Fund Required Amount, then the Trustee shall, subject to the following paragraph, deposit any remaining Available Transferor's Collections on deposit in the Collection Account for such Distribution Date after giving effect to paragraph (b) of
Section 4.08 into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount. On the Termination Date, any funds in the Reserve Fund will be treated as Available Investor Principal Collections. Upon payment in full of the outstanding principal balance of the Series (_) Certificates, any funds remaining on deposit in the Reserve Fund shall be paid to the Transferor.

          If for such Distribution Date the sum of the amount required to be deposited into the Reserve Fund and the aggregate of the amounts required to be deposited into the reserve funds for all other Series outstanding exceeds the Available Transferor's collections that remain available to make such deposits on such Distribution Date, then such remaining Available Transferor's Collections shall be allocated to such Series (including Series (_)) pro rata on the basis of the amounts required to be deposited in each such reserve fund (including the Reserve Fund).

          (d) If, for any Distribution Date with respect to an Early Amortization Period, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund and the reserve funds for other Series made pursuant to Sections 4.01(c), 4.04, 4.06(a) and 4.08(a), the amount in the Reserve Fund is less than the Excess Reserve Fund Required Amount for such Distribution Date, the Trustee shall, subject to the following paragraph, deposit any remaining Available Transferor's Collections on deposit in the Collection Account for such Distribution Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Excess Reserve Fund Required Amount.

          If for any Distribution Date the sum of the amount required to be deposited into the Reserve Fund to fund the Excess Reserve Fund Required Amount and the aggregate of the amounts required to be deposited into the reserve funds for all other Series outstanding to fund the excess reserve fund required amounts for such Series exceeds the remaining Available Transferor's Collections available to make such deposits for such Distribution Date, then such remaining Available Transferor's Collections shall be allocated to such Series (including Series (_)) pro rata on the basis of such amounts required to be deposited in each such reserve fund (including the Reserve Fund) to fund the excess reserve fund required amount.

          (e) The balance of Available Transferor's Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Sections 4.08(b), (c) and (d) and the distributions in respect of other Series referred to in Sections 4.08(b), (c) and (d), shall be distributed to the Transferor on such Distribution Date; provided that if the Trust
                                               --------  ----
Aggregate Available Subordinated Amount for the immediately preceding Determination Date exceeds the Transferor's Participation Amount on such date (determined after giving effect to any Principal Receivables transferred to the Trust on such Distribution Date), Section 4.08(c) hereof shall not apply and such balance of Available Transferor's Collections shall be deposited into the Reserve Fund to the extent of such excess. Any remaining Available Transferor's Principal Collections shall be paid to the Transferor.

          (f) Notwithstanding any other provision herein, FCAR may elect to increase the Available Subordinated Amount up to the lesser of (i) $(_) and
(ii) (_)% of the Invested Amount at the time of such increase.

          SECTION 4.09.  Investor Charge-Offs.  If, on any  Distribution Date
                         --------------------
on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Invested Amount shall be reduced by the amount of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Investor Default Amount. Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs) on any Distribution Date by the sum of (a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) the amount of Excess Servicing allocated and available for that purpose pursuant to Section 4.10(a).

          SECTION 4.10.  Excess Servicing.  The Master Servicer  shall  cause
                         ----------------
the Trustee to apply, on each Distribution Date, Excess Servicing with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed as provided in
     Section 4.09 (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.09) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

          (b) an amount equal to the aggregate outstanding amounts of the Certificateholder's Monthly Servicing Fee which have been previously waived pursuant to Section 3.01 shall be distributed to the Master Servicer; and

          (c)  the balance, if any, shall be distributed to the Transferor.

          SECTION 4.11.  Excess Principal Collections.
                         ----------------------------

          "Series (___) Excess Principal Collections",  with respect  to  any
           -----------------------------------------
Distribution  Date,  shall   mean  Excess  Principal  Collections   for  such
Distribution Date in an amount equal to the lesser of (a) the Series (_) Principal Shortfall, if any, for such Distribution Date and (b) an amount equal to the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series (_) Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series (_) Principal Shortfall, with respect to any Distribution Date, shall equal the excess of (i) (x) for any Distribution Date with respect to the Accumulation Period, the Controlled Distribution Amount or (y) for any Distribution Date with respect to an Early Amortization Period, the Invested Amount, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

          SECTION 4.12.  Asset Composition Event.   (a)   "Asset  Composition
                         -----------------------
Event" shall mean and will occur if during the revolving period for any Series (a) the sum of all Eligible Investments and amounts on deposit in all Series Accounts represents more than 25% of the Trust Assets on each of twelve or more consecutive Determination Dates; or (b) on each of any two consecutive Determination Dates the sum of all Eligible Investments and amounts on deposit in all Series Accounts represents more than 45% of the total assets of the Trust, in each case after giving effect to all payments made or to be made on the Distribution Date next succeeding each such respective Determination Date.

No Asset Composition Event will arise, and any pre-existing Asset Composition Event will be of no further effect, following the beginning of the Accumulation Period or the Early Amortization Period.

          (b) Upon the occurrence of an Asset Composition Event, the Master Servicer shall calculate the minimum additional amount that would be necessary to be paid out of the Series (_) Accounts on the next Distribution Date to achieve compliance with the percentages set forth in Sections 4.12
(a) and (b), after giving effect to such additional payment and to all other payments that would otherwise have been made on such Distribution Date pursuant to Section 4.06 and Section 4.07, and interest on and principal of the Series (_) Certificates will become payable on such Distribution Date, and the Master Servicer shall cause the Trustee to make such payment in the amount required (the "Asset Correction Amount") to achieve compliance with the percentages set forth in Sections 4.12(a) and (b) by applying amounts on deposit in the Interest Funding Account and the Excess Funding Account in the following order of priority:

          (i)  first,  amounts shall be withdrawn  from the  Interest Funding
               -----
Account to pay all or a portion of accrued but unpaid interest on the Certificates; and

         (ii)  second,  amounts shall  be withdrawn  from the  Excess Funding
               ------
Account to repay a portion of the outstanding principal balance of the Certificates.

          SECTION 4.13.  Excess Funding Account.   (a)   Any funds on deposit
                         ----------------------
in the Excess Funding Account at the beginning of the Accumulation Period or upon the occurrence of an Early Amortization Event will be deposited in the Principal Funding Account. In addition, no funds will be deposited in the Excess Funding Account during the Accumulation Period or any Early Amortization Period.

          (b) If (i) on any Determination Date during the Revolving Period there are any funds in the Excess Funding Account and (ii) the Pool Balance at the end of the preceding Collection Period is greater than the Pool Balance at the end of the second preceding Collection Period, then, subject to the other provisions of this Section 4.13(b) and to Sections 4.13(c) and
(d), the Invested Amount and the invested amounts (but, in each case, not in excess of the initial principal amount of such Series) for all other outstanding Series that provide for an excess funding account or similar arrangement and are in their revolving periods shall be increased such that, after giving effect to such increases, the Required Participation Amount is at least equal to the Pool Balance. On such Determination Date the Master Servicer shall notify the Trustee of the amount, if any, of such increase in the Invested Amount and the Trustee shall withdraw from the Excess Funding Account and pay to the Transferor or allocate to one or more other Series, on the immediately succeeding Distribution Date, an amount equal to the amount of such increase in the Invested Amount. Such payment shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to Series (_). To the extent that the Invested Amount is increased by any payment to the Transferor or any allocation to one or more other Series, the Transferor's Interest or such other Series' invested amount, as applicable, shall be reduced by the amount of such payment. In addition, any increase in the Invested Amount is subject to the condition that after giving effect to such increase the Pool Balance equals or exceeds the sum of (A) the Required Participation Amount (exclusive of the amount in clause (b) of the definition thereof), (B) the sum of the Required Subordinated Amount and the sum of the required subordinated amounts for all other Series (or, if such other series shall have no required subordinated amount, the available subordinated amount with respect to such Series) and (C) the sum of the Swap Available Subordinated Amount and any other subordinated amounts supporting any other Enhancement for all other Series. In connection with the foregoing, the Transferor shall endeavor (taking into account any seasonality experienced in the Accounts in the Trust) to minimize the amounts on deposit, from time to time, in the Excess Funding Account.

          The Transferor may elect to make such withdrawals from the Excess Funding Account and the excess funding accounts or similar arrangements for other Series on a daily or weekly basis during a Collection Period by giving the Trustee notice of such election at least two Business Days and no more than five Business Days prior to the commencement of such daily or weekly withdrawals. If such election is made, then deposits into the Excess Funding Account and excess funding accounts or similar arrangements for other Series shall be made on a similar basis for the related Collection Period. If such election is for withdrawals on a daily basis, then such withdrawals shall be made on each Business Day and the Pool Balance to be referenced shall be the Pool Balance on the next preceding Business Day. If such election is for withdrawals on a weekly basis, then such withdrawals shall be made on each Wednesday (or if such Wednesday is not a Business Day, then on the Business Day next succeeding such Wednesday) and the Pool Balance to be referenced shall be the Pool Balance on the preceding Monday.

          (c) In the event that other Series issued by the Trust provide for excess funding accounts or other arrangements similar to the Excess Funding Account involving fluctuating levels of investments in Principal Receivables,
(i) the allocation of additional Principal Receivables to increase the Invested Amount and the invested amounts of such other Series (and the related withdrawals from the Excess Funding Account and the other excess funding or similar accounts) will be based on the proportion that the amount on deposit in the Excess Funding Account bears to amounts on deposit in the excess funding accounts (including the Excess Funding Account) of all Series providing for excess funding accounts or such similar arrangements or to amounts otherwise similarly available and (ii) the deposit of amounts into the Excess Funding Account and the excess funding accounts of such other Series will be pro rata based on the proportion that the Invested Amount bears to the invested amounts (including the Invested Amount) of all Series providing for excess funding accounts or such similar arrangements.

          (d) In the event that any other Series is in an amortization period, early amortization period or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be applied first to satisfy
                                                             -----
in full any then applicable funding or payment requirements of such Series and second to make a payment to the Transferor. In the event that more than
    ------
one other Series is in an amortization period, early amortization period or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be allocated (and, if necessary, reallocated) among such Series as specified in the related Series Supplement, to meet the funding or payment requirements of each such Series first to satisfy in full all then applicable
                                 -----
funding or  payment requirements of  each such  Series and  second to  make a
                                                            ------
payment to the Transferor.

                                  ARTICLE V

                       Distributions and Reports to the
                       --------------------------------
                         Series (_) Certificateholder
                         ----------------------------

          SECTION 5.01.  Distributions.  (a)   On each Distribution Date, the
                         -------------
Trustee shall distribute to the Common Depositary by wire transfer the pro rata share (based on the aggregate fractional undivided interests of the Series (_) Certificates represented by the Permanent Global Certificate) of the amounts on deposit in the Series (_) Accounts that are payable to the Series (_) Certificateholder on such Distribution Date pursuant to Section 4.07.

          (b) Distributions to the Series (_) Certificateholder with respect to the Bearer Certificates and Coupons shall be payable only upon presentation of such Bearer Certificates or Coupons, as the case may be, at the offices of the Paying Agents outside the United States as may be appointed by the Trustee from time to time. At the option of the bearer of the Bearer Certificates and Coupons, and subject to the applicable laws and regulations, such payments shall be made by a U.S. Dollar check drawn on a bank in New York City or by transfer to a U.S. Dollar account maintained by such bearer with a bank located outside the United States. If payment in U.S. dollars at the offices of all such Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the payment or receipt of such amounts in U.S. dollars, the Trustee shall appoint an office or agent in the United States to which such payment may be made. Any money paid by the Trust to any of the Paying Agents for the payment of Coupons which remains unclaimed for two years shall be returned to the Trust and the bearer of the Coupons may look only to the Trust for payment thereof. No demand for payment on the Bearer Certificates or Coupons may be made at any office of any Paying Agent in the United States nor shall any payment be made by transfer to an account in, or by mail to an address in, the United States.

          SECTION   5.02.    Reports   and   Statements   to   Series   (___)
                             ------------------------------------------------
Certificateholder; Other Reports.  (a)   At least two Business  Days prior to
--------------------------------
each Distribution Date, the Master Servicer will deliver to the Trustee and the Rating Agencies statements substantially in the forms of Exhibits B-1 and B-2 and deliver to Investor Certificateholders statements substantially in the form of Exhibit B-1.

          (b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection at the Corporate Trust Office.

          (c) No less frequently than semiannually, the Master Servicer will provide to Moody's certain data concerning the Manufacturer base comprising the PRIMUS U.S. wholesale loan portfolio in the form previously agreed upon between the Master Servicer and Moody's.

          (d) The Master Servicer will notify Moody's upon any material change in the dealer audit policies and procedures of PRIMUS from those currently in effect at the Closing Date and provide Moody's with a description thereof.

          (SECTION 5.03. Determination of Three-Month LIBOR.
                         ----------------------------------

          (a) On each Adjustment Date prior to the occurrence of an Early Amortization Event or subsequent to the recommencement, if any, of the Revolving Period, the Calculation Agent shall determine Three-Month LIBOR applicable to the calculation of the Certificate Rate for the next Interest Period and provide such rate to the Trustee. Except as otherwise provided herein, Three-Month LIBOR shall equal the rate appearing for deposits in U.S. dollars having a three-month maturity which appears on Telerate Page 3750 as of 11:00 A.M., London time, on an Adjustment Date.

          (b) If on any such Adjustment Date no such rate appears on Telerate Page 3750, the Calculation Agent shall request the principal London office of four major banks in the London interbank market selected by the Calculation Agent (the "Calculation Banks") to provide a quotation of the rate at which it is offering at approximately 11:00 A.M., London time, on such Adjustment Date, to prime banks in the London interbank market, commencing on the second London Business day immediately following such Adjustment Date and having a three-month maturity and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, Three-Month LIBOR for such Adjustment Date shall be calculated by the Calculation Agent and shall equal the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 5 one-millionths of a percentage point rounded upwards) of such quotations. If less than two such quotations are provided, Three-Month LIBOR on such Adjustment Date shall be calculated by the Calculation Agent and shall be equal the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 5 one-millionths of a percentage point rounded upwards) of the rates quoted by three major banks in New York City selected by the Calculation Agent at approximately 11:00 A.M., New York time, on such Adjustment Date for loans in U.S. dollars to leading European banks, commencing on the second LIBOR Business Day immediately following such Adjustment Date and having a three-month maturity and in a principal amount equal to an amount not less than U.S $1,000,000 that is representative for a single transaction in such market at such time.

          (c) If on any such Adjustment Date the Calculation Agent is unable to establish Three-Month LIBOR in the manner provided in paragraph (a) or (b) above, Three-Month LIBOR shall be the Three-Month LIBOR established on the preceding Adjustment Date.

          (d) The establishment of Three-Month LIBOR and each Certificate Rate for the Series (_) Certificates by the Calculation Agent and the Trustee, as the case may be, shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Series (_) Certificate.)

          (SECTION 5.04. Determination of One-Month LIBOR.
                         --------------------------------

          (a) The establishment of One-Month LIBOR, if applicable, by the Calculation Agent and the Trustee, as the case may be, shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Series (_) Certificate.)

                                  ARTICLE VI

                         The Series (_) Certificates
                         ---------------------------

          SECTION 6.01. (a) Notwithstanding anything to the contrary in the Agreement, the Series (_) Certificates initially shall be issued in the form of a single temporary global certificate (the "Temporary Global Certificate") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of the Series (_) Certificates and substantially in the form set forth in Exhibit A-1. The Temporary Global Certificate shall be authenticated and delivered by the Trustee outside the United States to the Custodian which shall hold the same on behalf of the Series (_)
Certificateholder. The Custodian on behalf of the Series (_) Certificateholder shall be entitled to receive the permanent global certificate substantially in the form set forth in Exhibit A-2 (the "Permanent Global Certificate") in replacement of the Temporary Global Certificate.

          (b) Definitive Certificates in bearer form ("Bearer Certificates") with coupons attached thereto at the time of issue for the interest due on each (Quarterly) (Semi-annual) Payment Date thereafter, shall be exchanged for beneficial interests in the Permanent Global Certificate within 60 calendar days following the receipt of notice from the Series (_) Certificateholder to the Custodian (who shall immediately forward a copy of such notice to the Trustee) or to the Trustee, requesting Bearer Certificates (each, a "Second Exchange Date"). The Trustee not less than 45 days prior to any Second Exchange Date shall send written notice to the Transferor, the Master Servicer and the Paying Agent of receipt of such notice.

          (c) On any Second Exchange Date, all or a portion of the interests in the Permanent Global Certificate shall be exchanged for Bearer Certificates. When the Trustee receives a request for the exchange of interests in the Permanent Global Certificate for Bearer Certificates, the Transferor, at the request of the Trustee shall, without undue delay, arrange for the printing of the Bearer Certificates in accordance with applicable printing regulations and, upon completion of such printing, deliver such Bearer Certificates to arrange for authentication and delivery to or to the order of the Custodian. All Bearer Certificates so issued and delivered shall have Coupons attached substantially in the form of Exhibit C (the "Coupons"). The Bearer Certificates shall constitute "Bearer Certificates" for all purposes under the Agreement, and the provisions of the Agreement relating to Bearer Certificates shall apply to the Bearer Certificates in all respects. The bearer of each Coupon, whether or not the Coupon is attached to the Bearer Certificate, shall be subject to and bound by all the provisions contained in the Bearer Certificate to which such Coupon relates. The Bearer Certificates shall be issued in denominations of $1,000.

          (d) Upon the exchange of any portion of the Permanent Global Certificate for Bearer Certificates, the Permanent Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the corresponding principal amount of Bearer Certificates which the Trustee or its designated agent shall authenticate. If at the time of any Second Exchange Date, any beneficial interests remain in the Temporary Global Certificate, such interest must be exchanged for a beneficial interest in the Permanent Global Certificate in accordance with the provisions of the Agreement prior to exchange for Bearer Certificates.

                                 ARTICLE VII

                             Amortization Events
                             -------------------

          SECTION 7.01.  Additional  Amortization Events.   The occurrence of
                         -------------------------------
any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series (_) Certificateholder, be deemed to be an Early Amortization Event solely with respect to Series (_):

          (a) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than (_)%;

          (b)  on any  Determination Date, the Available  Subordinated Amount
     for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

          (c)  any Servicing Default with respect to Series (_) occurs;

          (d) on any Determination Date, as of the last day of the preceding Collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds (_)% of the Pool Balance on such last day;

          (e) the Interest Rate Swap is terminated in accordance with its terms;

          (f) the outstanding principal amount of the Certificates is not repaid by the Expected Payment Date; or

          (g) the Master Servicer determines that the Trust has or will become obligated to deduct or withhold amounts ("Withholding Tax") from payments to be made with respect to the Certificates on the next succeeding Payment Date for or on account of any tax, assessment or other governmental charge by the U.S. or any political subdivision or taxing authority thereof or therein on any amounts due to the beneficial owner of the Certificates, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the U.S. or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Closing Date; provided that
                                                                -------- ----
     such obligation to deduct or withhold cannot be avoided prior to the imposition of any such Withholding Tax by the use of reasonable measures available to the Trust that, in the opinion of the Master Servicer, which opinion shall be rendered in good faith, shall not have either (A) a material adverse impact upon the conduct of the business of the Transferor or (B) an adverse effect on the rating of the Certificates of any other outstanding Series. The Master Servicer's determination shall be evidenced by delivery to the Trustee of (x) a certificate setting forth a statement of facts showing that such Amortization Event has occurred or shall occur and (y) an opinion of independent tax counsel to such effect based on such statement of facts.

                                 ARTICLE VIII

                             Optional Repurchase
                             -------------------

          SECTION 8.01.  Optional Repurchase.   (a)  On any Distribution Date
                         -------------------
occurring after the date on which the Invested Amount is reduced to (_)% of the principal amount of the Certificates on the Closing Date or less, the Transferor shall have the option, subject to the condition set forth in paragraph (c), to purchase the entire, but not less than the entire, Series
(_) Certificateholder's Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

          (b) The Transferor shall give the Master Servicer and the Trustee at least 10 days' prior written notice of the Distribution Date on which the Transferor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 9.01(b).

          (c) If at the time the Transferor exercises its purchase option hereunder the Transferor's long-term unsecured debt has a rating lower than the lowest investment grade rating of the Rating Agency, the Transferor shall deliver to the Trustee on such Distribution Date an Opinion of Counsel (which must be an independent outside counsel) to the effect that, in reliance on certain certificates to the effect that the Series (_) Certificateholder's Interest purchased by the Transferor constitutes fair value for the consideration paid therefor and as to the solvency of the Transferor, the purchase of the Series (_) Certificateholder's Interest would not be considered a fraudulent conveyance under applicable law.

                                  ARTICLE IX

                             Final Distributions
                             -------------------

          SECTION 9.01.   Sale of  Certificateholders' Interest  Pursuant  to
                          ---------------------------------------------------
Section 2.03 of the Agreement;  Distributions Pursuant to Section 8.01 of the
-----------------------------------------------------------------------------
Series Supplement  or Section 2.03  or 12.02(c) of  the Agreement.   (a)  The
-----------------------------------------------------------------
amount to be paid by the Transferor to the Collection Account with respect to Series (_) in connection with a purchase of the Certificateholder's Interest pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

          (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 8.01 or 9.01 of this Series Supplement or Section 2.03 of the Agreement or any Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): (i) first, (x) deposit the Invested Amount on
                                    -----
such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Certificates, plus
                                                                         ----
the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Interest Funding Account or paid to Series (_) Certificateholder on any prior Distribution Date, into the Interest Funding Account, up to the Reassignment Amount for Series (___) and (ii) second, pay the remainder of any Termination
                                 ------
Proceeds to the Transferor.

          (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account and the Interest Funding Account pursuant to Section 8.01 or
9.01 and all other amounts on deposit therein shall be distributed in full to the Series (_) Certificateholder on such date and any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to Series (_).

                                  ARTICLE X

                           Miscellaneous Provisions
                           ------------------------

          SECTION 10.01.  Execution and Delivery  of the Interest  Rate Swap.
                          --------------------------------------------------
On the Closing Date the Trustee shall execute and deliver the Interest Rate Swap. On the Closing Date the Transferor shall contribute the amount of the Initial Exchange Amount (as defined in the Interest Rate Swap) to the Trust by paying such amount to the Swap Counterparty on behalf of the Trust.

          SECTION 10.02. Ratification of Agreement.   As supplemented by this
                         -------------------------
Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 10.03. Counterparts. This Series Supplement may be executed
                         ------------
in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 10.04. Governing  Law.   This  Series  Supplement  shall be
                         --------------
construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, the Transferor, the Master Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        FORD CREDIT AUTO RECEIVABLES
                                        LLC,
                                        Transferor


                                        By:____________________________
                                           Name:
                                           Title:


                                        FORD MOTOR CREDIT COMPANY,
                                        Master Servicer


                                        By:____________________________
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, Trustee


                                        By:____________________________
                                           Name:
                                           Title:


                                                                  EXHIBIT A-1

                    (FORM OF TEMPORARY GLOBAL CERTIFICATE)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT")
          AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN
           THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED
                                   HEREIN).

         THIS CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE, WITHOUT
          COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL CERTIFICATE.
          THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL CERTIFICATE,
         AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR
           THE PERMANENT GLOBAL CERTIFICATE ARE AS SPECIFIED IN THE
           AGREEMENT AND THE SERIES SUPPLEMENT (AS DEFINED HEREIN).

             NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS
          TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE
         PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS
                                   HEREOF.

                         TEMPORARY GLOBAL CERTIFICATE

                                 representing

                                     $(_)
                    FORD CREDIT AUTO LOAN MASTER TRUST II
                                  SERIES (_)

                    (FLOATING RATE) (FIXED RATE) AUTO LOAN
                          ASSET BACKED CERTIFICATES

            evidencing a fractional undivided interest in certain
                                assets of the

                    FORD CREDIT AUTO LOAN MASTER TRUST II


the corpus of which consists primarily of wholesale (i.e.,  dealer floorplan)
                                                     ----
receivables (the "Receivables") generated or acquired from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Ford Motor Credit Company ("Ford Credit") or other Originators meeting certain eligibility criteria. This certificate (a "Certificate") does not represent any interest in, or obligation of, Ford Credit Auto Receivables LLC ("FCAR" or the "Transferor"), Ford Credit, any other Originator or any affiliate thereof.

          The holder of this Temporary Global Certificate shall not be entitled to receive payments of interest hereon. This Temporary Global Certificate shall in all other respects be entitled to the same benefits as the Permanent Global Certificate under the Agreement and the Series Supplement.

          This Temporary Global Certificate is exchangeable on and after the Exchange Date in whole or from time to time in part for interests in the Permanent Global Certificate upon presentation of a certification, in accordance with the Agreement, to the effect that the beneficial owner of such interest in the Permanent Global Certificate is not a U.S. Person. Upon exchange of any portion of this Temporary Global Certificate for interests in the Permanent Global Certificate, the Trustee shall cause Schedule A of this Temporary Global Certificate to be endorsed to reflect the reduction of its principal amount by an amount equal to the increase in the principal amount of the Permanent Global Certificate, whereupon the principal amount of this Temporary Global Certificate shall be reduced for all purposes by the amount so exchanged and noted.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Temporary Global Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                        FORD CREDIT AUTO RECEIVABLES
                                        LLC


                                        By:_________________________
                                           Name:
                                           Title:


Dated: ______________, (___)


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.


_____________________________,
as Trustee,

by

______________________________
Authorized Officer


                            REVERSE OF CERTIFICATE

          The bearer of this Certificate (the "Series (_) Certificateholder"), is the owner of a fractional undivided interest in certain assets of the FORD CREDIT AUTO LOAN MASTER TRUST II (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "P&S") dated as of September 30, 1997, as supplemented by the Series (_) Series Supplement dated as of (_), among Ford Credit Auto Receivables LLC ("FCAR"), as Transferor (the "Transferor"), Ford Motor Credit Company ("Ford Credit"), as servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), that are allocated to the Series (_) Certificateholder's Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement.

          The corpus of the Trust will include (a) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan) and Recoveries thereof, (b) all of the Transferor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement,
(c) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan) and Recoveries thereof, (d) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Transferor's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Transferor's Interest in the Trust. The Transferor's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.

          The Receivables consist of advances made directly or indirectly by Ford Credit to domestic automobile dealers franchised by Ford Motor Company and/or other automobile manufacturers or distributors.

          Subject to the terms and conditions of the Pooling and Servicing Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series (_) Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate  Trust  Department.    To   the  extent  not  defined  herein,  the
capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Transferor has entered into the Pooling and Servicing Agreement and the Series (_) Certificates have been (or will be) issued with the intention that the Series (_) Certificates will qualify under applicable tax law as indebtedness of FCAR secured by the Receivables. The Transferor, each Beneficiary and each Series (_) Certificateholder and each beneficial owner thereof, by the acceptance of its Certificate, as applicable, agrees to treat the Series (_) Certificates as indebtedness of FCAR secured by the Receivables for Federal income taxes and state and local income, single business and franchise taxes.

          On the Distribution Date occurring after the Invested Amount is reduced to (_)% of the original principal amount of the Certificates or less, the Transferor has the option, subject to the condition set forth in Section 8.01(c) of the Series Supplement, to purchase the entire Series (_) Certificateholder's Interest in the Trust. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement).

          This Certificate does not represent an obligation of, or an interest in, Ford Motor Company, the Transferor, the Master Servicer, any other Originator or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee, without the consent of any of the Series (_) Certificateholders, so long as any such action shall not adversely affect in any material respect the interests of the Certificateholder of any outstanding Series as evidenced by either (i) satisfaction of the Rating Agency Condition with respect to the affected Investor Certificates or (ii) an Opinion of Counsel for the Transferor addressed and delivered to the Trustee confirming that such amendment will not adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that
                                                      --------  -------
no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of each such affected Investor Certificateholder; (ii) change the definition or the manner of calculating any certificateholders' interest without the consent of each affected Investor Certificateholder;
(iii) reduce the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class; or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of the Investor Certificateholders. The Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.

                                  Schedule A

          Exchange of interests in this Temporary Global Certificate for interests in the Permanent Global Certificate

            Principal amount of          Principal
            -------------------          ---------
            this Temporary Global        amount of this
            ---------------------        --------------
            Certificate exchanged        Temporary
            ---------------------        ---------
            for interests in the         Global Certificate
            --------------------         ------------------
            Permanent                    following such             Notation
            ---------                    --------------             --------
Date        Global Certificate           exchange                   made by
------      ---------------------        -------------------        ---------
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________


                                                                  EXHIBIT A-2

                    (FORM OF PERMANENT GLOBAL CERTIFICATE)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          THIS CERTIFICATE IS A PERMANENT GLOBAL CERTIFICATE, WITHOUT COUPONS, EXCHANGEABLE FOR BEARER CERTIFICATES. THE RIGHTS ATTACHING TO THIS PERMANENT GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR BEARER CERTIFICATES ARE AS SPECIFIED IN THE AGREEMENT AND THE SERIES SUPPLEMENT (AS DEFINED HEREIN).

          ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                         PERMANENT GLOBAL CERTIFICATE

                                 representing

                                     $(_)
                    FORD CREDIT AUTO LOAN MASTER TRUST II
                                  SERIES (_)

                    (FLOATING RATE) (FIXED RATE) AUTO LOAN
                          ASSET BACKED CERTIFICATES

            evidencing a fractional undivided interest in certain
                                assets of the

                    FORD CREDIT AUTO LOAN MASTER TRUST II


the corpus of which consists primarily of wholesale (i.e.,  dealer floorplan)
                                                     ----
receivables (the "Receivables") generated or acquired from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Ford Motor Credit Company ("Ford Credit") or other Originators meeting certain eligibility criteria. This certificate (a "Certificate") does not represent any interest in, or obligation of, Ford Credit Auto Receivables LLC ("FCAR" or the "Transferor"), Ford Credit, any other Originator or any affiliate thereof.

          On or after the Exchange Date, any portion of the Temporary Global Certificate may be exchanged for interests in this Permanent Global
Certificate, at which time the Trustee shall cause Schedule A of this Permanent Global Certificate to be endorsed to reflect the increase of its principal amount by an amount equal to the decrease in the principal amount of the Temporary Global Certificate, whereupon the principal amount of this Permanent Global Certificate shall be increased for all purposes by the amount so exchanged and noted.

          This Permanent Global Certificate may itself be exchanged following the election of a beneficial owner of an interest herein, upon not less than 60 days prior notice to the Trustee to exchange such interest for one or more Bearer Certificates, with Coupons attached thereto, in any authorized denomination, all as provided in Section 6.01 of the Series Supplement and the Agreement. Upon such election, such beneficial owner's remaining interest in this Permanent Global Certificate will be exchanged for Bearer Certificates, at which time the Trustee shall cause Schedule A of this Permanent Global Certificate to be endorsed to reflect the decrease of its principal amount by an amount equal to the principal amount of the related Bearer Certificate. The Trustee will provide not less than 45 days prior notice of any such issuance of Bearer Certificates in accordance with the Agreement.

          This   Permanent  Global  Certificate  shall  be  governed  by  and construed in accordance with the law of the State of New York.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Permanent Global Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                       FORD CREDIT AUTO RECEIVABLES LLC


                                       By:  ____________________________
                                            Name:
                                            Title:


Dated: ________, (____)


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

____________________________,
as Trustee,

by
_____________________________
Authorized Officer


                            REVERSE OF CERTIFICATE

          The bearer of this Certificate (the "Series (_) Certificateholder"), is the owner of a fractional undivided interest in certain assets of the FORD CREDIT AUTO LOAN MASTER TRUST II (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "P&S") dated as of September 30, 1997, as supplemented by the Series (_) Series Supplement dated as of (_), among Ford Credit Auto Receivables LLC ("FCAR"), as Transferor (the "Transferor"), Ford Motor Credit Company ("Ford Credit"), as servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), that are allocated to the Series (_) Certificateholder's Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement.

          The corpus of the Trust will include (a) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (b) all of the Transferor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement,
(c) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (d) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series
Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Transferor's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Transferor's Interest in the Trust. The Transferor's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.

          The Receivables consist of advances made directly or indirectly by Ford Credit to domestic automobile dealers franchised by Ford Motor Company and/or other automobile manufacturers or distributors.

          Subject to the terms and conditions of the Pooling and Servicing Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series (_) Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate  Trust  Department.    To   the  extent  not  defined  herein,  the
capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Transferor has entered into the Pooling and Servicing Agreement and the Series (_) Certificates have been (or will be) issued with the intention that the Series (_) Certificates will qualify under applicable tax law as indebtedness secured by the Receivables. The Transferor, each Beneficiary and each Series (_) Certificateholder and each beneficial owner thereof, by the acceptance of its Certificate, as applicable, agrees to treat the Series (_) Certificates as indebtedness secured by the Receivables for U.S. federal income taxes and state and local income, single business and franchise taxes.

          On the Distribution Date occurring after the Invested Amount is reduced to (_)% of the original principal amount of the Certificates or less, the Transferor has the option, subject to the condition set forth in Section 8.01(c) of the Series Supplement, to purchase the entire Series (_) Certificateholder's Interest in the Trust. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement).

          This Certificate does not represent an obligation of, or an interest in, Ford Motor Company, the Transferor, the Master Servicer, any other Originator or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee, without the consent of any of the Series (_) Certificateholder, so long as any such action shall not adversely affect in any material respect the interests of the Certificateholders of any outstanding Series as evidenced by either (i) satisfaction of the Rating Agency Condition with respect to the affected Investors Certificates or (ii) an Opinion of Counsel for the Transferor addressed and delivered to the Trustee, confirming that such amendment shall not adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that
                                                      --------  -------
no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholder or deposits of amounts to be so distributed without the consent of each such affected Investor Certificate-holder; (ii) change the definition or the manner of calculating any certificateholders' interest without the consent of each affected Investor Certificateholder;
(iii) reduce the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class; or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of all Investor Certificateholders. The Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.

                                  Schedule A

          Exchange of interests in the Temporary Global Certificate for interests in this Permanent Global Certificate

            Principal amount of          Principal
            -------------------          ---------
            this Temporary Global        amount of this
            ---------------------        --------------
            Certificate exchanged        Permanent
            ---------------------        ---------
            for interests in the         Global Certificate
            --------------------         ------------------
            Permanent                    following such             Notation
            ---------                    --------------             --------
Date        Global Certificate           exchange                   made by
------      ---------------------        -------------------        ---------
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________
______      _____________________        ___________________        _________


                                                                  EXHIBIT A-3

                   (FORM OF DEFINITIVE BEARER CERTIFICATE)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                              BEARER CERTIFICATE

                                 representing

                                     $(_)
                    FORD CREDIT AUTO LOAN MASTER TRUST II
                                  SERIES (_)

                    (FLOATING RATE) (FIXED RATE) AUTO LOAN
                          ASSET BACKED CERTIFICATES

            evidencing a fractional undivided interest in certain
                                assets of the

                    FORD CREDIT AUTO LOAN MASTER TRUST II


the corpus of which consists primarily of wholesale (i.e.,  dealer floorplan)
                                                     ----
receivables (the "Receivables") generated or acquired from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Ford Motor Credit Company ("Ford Credit") or other Originators meeting certain eligibility criteria. This certificate (a "Certificate") does not represent any interest in, or obligation of, Ford Credit Auto Receivables LLC ("FCAR" or the "Transferor"), Ford Credit, any other Originator or any affiliate thereof.

          This Certificate shall be governed by and construed in accordance with the law of the State of New York.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                            FORD CREDIT AUTO RECEIVABLES LLC


                                            By:  ___________________________
                                                 Name:
                                                 Title:

Dated: _________, (____)


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

____________________________,
as Trustee,

by
_____________________________
Authorized Officer

                            REVERSE OF CERTIFICATE

          The    bearer    of    this    Certificate   (the    "Series    (_)
Certificateholder"), is the owner of a fractional undivided interest in certain assets of the FORD CREDIT AUTO LOAN MASTER TRUST II (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "P&S") dated as of September 30, 1997, as supplemented by the Series (_) Series Supplement dated as of (_), among Ford Credit Auto Receivables LLC ("FCAR"), as Transferor (the "Transferor"), Ford Motor Credit Company ("Ford Credit"), as servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), that are allocated to the Series (_) Certificateholder's Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement.

          The corpus of the Trust will include (a) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (b) all of the Transferor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement,
(c) all of the Transferor's right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Transferor at the close of business on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (d) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Transferor's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Transferor's Interest in the Trust. The Transferor's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.

          The Receivables consist of advances made directly or indirectly by Ford Credit to domestic automobile dealers franchised by Ford Motor Company and/or other automobile manufacturers or distributors.

          Subject to the terms and conditions of the Pooling and Servicing Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series (_) Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Transferor has entered into the Pooling and Servicing Agreement and the Series (_) Certificates have been (or will be) issued with the intention that the Series (_) Certificates will qualify under applicable tax law as indebtedness secured by the Receivables. The Transferor, each Beneficiary and each Series (_) Certificateholder and each beneficial owner thereof, by the acceptance of its Certificate, as applicable, agrees to treat the Series (_) Certificates as indebtedness secured by the Receivables for U.S. federal income taxes and state and local income, single business and franchise taxes.

          On the Distribution Date occurring after the Invested Amount is reduced to (_)% of the original principal amount of the Certificates or less, the Transferor has the option, subject to the condition set forth in Section 8.01(c) of the Series Supplement, to purchase the entire Series (_) Certificateholder's Interest in the Trust. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement).

          This Certificate does not represent an obligation of, or an interest in, Ford Motor Company, the Transferor, the Master Servicer, any other Originator or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee, without the consent of any of the Series (_) Certificateholder, so long as any such action shall not, as evidenced by either (i) satisfaction of the Rating Agency Condition with respect to the affected Investor Certificates or (ii) an Opinion of Counsel addressed and delivered to the Trustee, confirming that such amendment shall not adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Master Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that
                                                      --------  -------
no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of each such affected Investor Certificate-holder; (ii) change the definition or the manner of calculating any certificateholders' interest without the consent of each affected Investor Certificateholder;
(iii) reduce the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class; or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of all Investor Certificateholders. The Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.


                                                                  EXHIBIT B-1

                         DISTRIBUTION DATE STATEMENT

     (a) The aggregate amount of collections, the aggregate amount of Interest Collections and the aggregate amount of Principal Collections processed during the immediately preceding Collection Period;

     (b) The Floating Allocation Percentage and the Principal Allocation Percentage for such Collection Period;

     (c)  The  total   amount,  if  any,   distributed  on  the   Series  (_)
Certificates;

     (d) The amount of such distribution allocable to principal on the Series (_) Certificates;

     (e) The amount of such distribution allocable to interest on the (_) Certificates;

     (f)  The Investor Default Amount for such Distribution Date;

     (g) The Required Subordination Draw Amount, if any, for the preceding Collection Period;

     (h)  The  amount  of  the  Investor   Charge-Offs  and  the  amounts  of
reimbursements thereof for the preceding Collection Period;

     (i)  The  amount   of  the  Monthly  Servicing  Fee  for  the  preceding
Collection Period;

     (j) The Invested Amount, the Excess Funding Amount and the outstanding principal balance of the Series (_) Certificates for such distribution (after giving effect to all distributions which will occur on such Distribution
Date);

     (k) The "pool factor" for the Series (_) Certificates as of the Determination Date with respect to such Distribution Date (consisting of an eight-digit decimal expressing the Invested Amount as of such Determination Date (determined after taking into account any reduction in the Invested Amount which will occur on such Distribution Date) as a proportion of the Initial Invested Amount);

     (l)  The Available Subordinated Amount for such Determination Date;

     (m)  The Reserve Fund balance for such date;

     (n)  The Collection Account balance with respect to such date; and

     (o)  A list of the Accounts that are in "Status".


                                                                  EXHIBIT B-2

                         DISTRIBUTION DATE STATEMENT

     (a) The aggregate amount of collections, the aggregate amount of Interest Collections and the aggregate amount of Principal Collections processed during the immediately preceding Collection Period;

     (b) The Floating Allocation Percentage and the Principal Allocation Percentage for such Collection Period;

     (c)  The  total  amount,   if  any,  distributed   on  the  Series   (_)
Certificates;

     (d) The amount of such distribution allocable to principal on the Series (_) Certificates;

     (e) The amount of such distribution allocable to interest on the (_) Certificates;

     (f)  The Investor Default Amount for such Distribution Date;

     (g) The Required Subordination Draw Amount, if any, for the preceding Collection Period;

     (h)  The  amount  of  the  Investor   Charge-Offs  and  the  amounts  of
reimbursements thereof for the preceding Collection Period;

     (i)  The   amount  of  the  Monthly  Servicing  Fee  for  the  preceding
Collection Period;

     (j) The Invested Amount, the Excess Funding Amount and the outstanding principal balance of the Series (_) Certificates for such distribution (after giving effect to all distributions which will occur on such Distribution
Date);

     (k) The "pool factor" for the Series (_) Certificates as of the Determination Date with respect to such Distribution Date (consisting of an eight-digit decimal expressing the Invested Amount as of such Determination Date (determined after taking into account any reduction in the Invested Amount which will occur on such Distribution Date) as a proportion of the Initial Invested Amount);

     (l)  The Available Subordinated Amount for such Determination Date;

     (m)  The Reserve Fund balance for such date; and

     (n)  The Collection Account balance with respect to such date.


                                                                    EXHIBIT C

                               (FORM OF COUPON)

     ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     THIS COUPON (A "COUPON") DOES NOT REPRESENT ANY INTEREST IN, OR OBLIGATION OF, FORD CREDIT AUTO RECEIVABLES LLC ("FCAR" OR THE "TRANSFEROR"), FORD CREDIT, OR ANY OTHER ORIGINATOR OR ANY AFFILIATE OF THE FOREGOING.

No._

     On the ___________ (Quarterly) (Semi-annual) Payment Date or Special Payment Date, the bearer hereof shall be paid (subject to the terms and conditions of the Ford Credit Auto Loan Master Trust II, Series (_) Definitive Bearer Certificate, to which this Coupon appertains, which shall be binding on the bearer of this Coupon whether or not attached to such Certificate and subject to the terms and conditions of the Pooling and Servicing Agreement referred to in the Certificate), upon surrender hereof, the amount of interest then payable on its Series (_) Certificate, the number of which appears on this Coupon, up to but not exceeding the amount shown hereon. Payment of this Coupon will be made in U.S. Dollars only upon presentation of this Coupon at the office of any Paying Agent outside the United States as may be appointed from time to time pursuant to such Pooling and Servicing Agreement. Such payment will be made at the option of the bearer hereof and subject to any applicable laws and regulations, by a U.S. Dollar check or drawn on a bank located in New York City, or by wire transfer to a U.S. Dollar account maintained by the bearer hereof with a bank located outside the United States. Unless otherwise provided for by the Trust, no demand for payment or payment on this Coupon may be made at any office of any Paying Agent in the United States nor will any payment be mailed to an address or transferred to an account in the United States. The Transferor has initially appointed the Paying Agents listed on the reverse side of this Coupon.

          This Coupon shall be governed by and construed in accordance with the law of the State of New York.

          IN WITNESS WHEREOF, the Transferor has caused this Coupon to be duly executed.

                                           FORD CREDIT AUTO RECEIVABLES
                                           LLC


                                           By:_________________________
                                              Name:
                                              Title:


                                   TRUSTEE

                           The Chase Manhattan Bank
                             450 West 33rd Street
                           New York, New York 10001


                                                                    EXHIBIT D

                     Form of Interest Rate Swap Agreement
                     ------------------------------------


                                                                   SCHEDULE 1


Name of Series:                           Series (_)
Institution:                       The Chase Manhattan Bank
(_) Account
and Account No.

Collection Account                                                        (_)

Interest Funding Account                                                  (_)

Principal Funding Account                                                 (_)

Excess Funding Account                                                    (_)

Reserve Fund                                                              (_)